THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND
One Corporate Center
Rye, NY 10580-1422
t 914.921.5070
GABELLI.COM

For information:
Laurissa Martire
(914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE
Rye, New York	NYSE – GCV
October 18, 2018	CUSIP – 3620B109

GABELLI CONVERTIBLE AND INCOME SECURITIES FUND

COMPLETES SUCCESFUL RIGHTS OFFERING

RAISES $22.7 MILLION

Rye, NY — The Board of Directors of The Gabelli Convertible and Income Securities Fund (NYSE:GCV) (the “Fund”) is pleased to announce the completion of its transferable rights offering (the “Offering” or “Offer”) in which the Fund will issue approximately 4.3 million shares of common stock, totaling $22.7 million.

Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each share of common stock of the Fund to shareholders of record (record date shareholders) as of September 5, 2018. Holders of Rights were entitled to purchase one share of common stock by submitting three Rights and $5.25 per share (the subscription price). The Offer expired at 5:00 PM Eastern Time on October 17, 2018 and the Rights no longer trade on the New York Stock Exchange.

All of the common stock subscribed for will be issued on or about October 22, 2018.

We thank all our subscribing shareholders as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offering.

The Gabelli Convertible and Income Securities Fund is a diversified, closed-end management investment company with $102 million in total net assets whose primary investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).